UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

TE Connectivity Ltd. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K as filed on March 9, 2011 to disclose the decision of the Board of Directors of the Company regarding the frequency of holding an advisory non-binding vote on executive compensation.  Based on the voting results on the related agenda item at the Company’s Annual General Meeting of Shareholders held on March 9, 2011, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers every year, until the next required vote on the frequency of an advisory vote on executive compensation.  The Company is required to hold such votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD. (Registrant)

By:	/s/ Harold G. Barksdale
Harold G. Barksdale Corporate Secretary

Date: June 10, 2011